UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2016

Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 404-1800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is filed by Vail Resorts, Inc. (the “Company”) to provide the financial statements required by Item 9.01(a)(1) and furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the completion of the acquisition previously reported in the Current Report on Form 8-K filed on October 17, 2016. In the originally filed Form 8-K, the Company reported it had completed its previously announced acquisition of all of the outstanding common shares of Whistler Blackcomb Holdings Inc. (“Whistler Blackcomb”).

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a) of Form 8-K:

•	Audited Consolidated Statements of Comprehensive Income of Whistler Blackcomb for the years ended September 30, 2016 and 2015

•	Audited Consolidated Statements of Financial Position of Whistler Blackcomb as of September 30, 2016 and 2015

•	Notes to Consolidated Financial Statements of Whistler Blackcomb

(b)	Pro forma financial information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Whistler Blackcomb, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended July 31, 2016

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2016

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)                   Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.

Date:	December 8, 2016	By:	/s/ Michael Z. Barkin
Michael Z. Barkin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Consolidated Financial Statements of Whistler Blackcomb
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Vail Resorts, Inc.